UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03726

BNY Mellon New York Tax Exempt Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/21

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon New York Tax Exempt Bond Fund, Inc.

SEMIANNUAL REPORT November 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2021 through November 30, 2021, as provided by portfolio managers Thomas Casey and Daniel Rabasco of Insight North America LLC Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended November 30, 2021, the BNY Mellon New York Tax Exempt Bond Fund, Inc. achieved a total return of 0.50%.1 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New York, achieved a total return of 0.56% for the same period.2

Municipal bonds produced a modest return during the period, and the fund lagged the Index, mainly due to unfavorable asset allocation and yield curve positioning.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal, New York State, and New York City income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York State and New York City income taxes. The fund invests at least 80% of its assets in municipal bonds rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher), or the unrated equivalent as determined by the BNY Mellon Investment Adviser, Inc. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the BNY Mellon Investment Adviser, Inc. The dollar-weighted, average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity. Dollar-weighted, average maturity is an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.

We focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, we use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors based on their apparent relative values.

Strong Demand Continues Amid Political Uncertainty

During the reporting period, the market continued to benefit from policies put in place in response to the COVID-19 pandemic, including support from the Federal Reserve (the “Fed”). This and a number of other factors produced strong inflows to the market during the period. For example, a Democrat-controlled Congress made federal support for state and local governments more likely, and this resulted in a COVID-19 relief package, which included $350 billion in support for state and local governments.

The fiscal health of issuers has continued to be stronger than expected because real-estate and income-tax collections failed to decline as much as predicted. Progressive tax regimes proved beneficial because higher-earning, white-collar workers were largely unaffected by the pandemic. In addition, ongoing federal support to households, school systems, the transportation system and other segments bolstered the economy and prevented sales taxes from declining as much as originally feared.

The election also increased the likelihood of income-tax hikes for higher-income households, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers, and low interest rates overseas attracted foreign investors to the market.

The latter part of the period was characterized by limited trading volumes and some volatility, given rising Treasury rates. The size and scope of the infrastructure bill being debated in Congress, as well as the stalemate over the debt limit, also contributed to some uncertainties.

The market received support from investors interested in holding quality assets and in protecting their income from potentially higher tax rates. Credit fundamentals, which also remained strong, also helped drive investor demand.

Longer and Higher-Quality Bonds Hindered Performance

The fund’s performance was hindered somewhat by its longer duration versus the Index and by positions in higher-quality, essential service revenue bonds, which underperformed lower-quality bonds. Positions in bonds with longer maturities also detracted as bonds of 15-year maturities or longer underperformed.

In contrast, the fund’s performance benefited from its security selection and asset allocation. Positions in the New York sales tax bonds and New York City water bonds were especially beneficial. An overweight to revenue bonds was also advantageous. Among revenue bonds, positions in transportation and water & sewer performed well. Holdings of New York City general obligation bonds also added to returns.

Fundamentals Remain Strong

Despite the pandemic, credit quality remains relatively strong, and we believe that the economic climate will remain supportive in the coming months. Economic activity has largely rebounded, and tax receipts have surpassed projections, more than recovering from pre-pandemic levels. Support from the federal government also bolstered the financial health of issuers in the municipal market.

The next round of infrastructure spending from the federal government is uncertain, but additional spending could limit the supply of new bonds. This, combined with strong demand arising from the potential for higher taxes on high-income earnings, could benefit the municipal bond market. The cap on the deductibility of state and local taxes may be raised by Congress, potentially reducing demand, but the cap may be lower for high-income households. Although valuations are not cheap, we anticipate the municipal bonds will outperform other high-quality assets in the coming months.

December 15, 2021

1 Total return includes reinvestment of dividends. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Municipal income may be subject to state and local taxes for out-of-state residents. Some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are taxable.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon New York Tax Exempt Bond Fund, Inc. from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

Expenses paid per $1,000†	$3.62
Ending value (after expenses)	$1,005.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

Expenses paid per $1,000†	$3.65
Ending value (after expenses)	$1,021.46
†	Expenses are equal to the fund’s annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2021 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5%
New York - 98.8%
Albany Capital Resource Corp., Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. D	4.00	11/1/2046	2,940,000		3,461,585
Brookhaven Local Development Corp., Revenue Bonds (Jefferson's Ferry Project) Ser. B	4.00	11/1/2045	1,480,000		1,645,632
Broome County Local Development Corp., Revenue Bonds, Refunding (Good Shepherd Village at Endwell Obligated Group)	4.00	7/1/2041	1,530,000	[a]	1,706,366
Broome County Local Development Corp., Revenue Bonds, Refunding (United Health Services Hospitals Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	4/1/2050	2,000,000		2,282,423
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2051	690,000		747,088
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2056	450,000		485,139
Build New York City Resource Corp., Revenue Bonds, Refunding (Q Student Residences Project) Ser. A	5.00	6/1/2038	1,000,000		1,102,426
Build New York City Resource Corp., Revenue Bonds, Refunding (Q Student Residences Project) Ser. A	5.00	6/1/2043	1,350,000		1,482,282
Dutchess County Local Development Corp., Revenue Bonds (Health QuestSystems Obligated Group) Ser. B	4.00	7/1/2041	3,000,000		3,343,787
Dutchess County Local Development Corp., Revenue Bonds (Health QuestSystems Obligated Group) Ser. B	5.00	7/1/2035	4,280,000		5,058,312
Dutchess County Local Development Corp., Revenue Bonds, Refunding (Nuvance Health Obligated Group) Ser. B	4.00	7/1/2049	2,750,000		3,162,838
Glen Cove Local Economic Assistance Corp., Revenue Bonds (Garvies Point Public Improvement Project) Ser. B	0.00	1/1/2045	18,600,000	[b]	7,524,033

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
Hempstead Town Local Development Corp., Revenue Bonds, Refunding (Molloy College Project)	5.00	7/1/2039	1,200,000	1,401,336
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	2/15/2047	7,000,000	7,890,728
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2039	3,000,000	3,572,608
Long Island Power Authority, Revenue Bonds	5.00	9/1/2047	3,000,000	3,651,412
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2038	2,900,000	3,520,855
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2037	2,150,000	2,619,878
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2041	2,030,000	2,446,164
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2037	2,000,000	2,601,754
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2034	3,300,000	3,695,282
Long Island Power Authority, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2036	6,000,000	7,098,026
Long Island Power Authority, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2030	3,350,000	3,988,770
Long Island Power Authority, Revenue Bonds, Ser. B	5.00	9/1/2045	3,000,000	3,435,148
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2037	9,825,000	11,819,965
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2038	5,920,000	7,110,494
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2050	5,000,000	6,061,562
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2027	12,000,000	12,530,082
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2037	3,000,000	3,496,047
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C	5.00	11/15/2041	6,690,000	6,959,519

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.00	11/15/2046	10,000,000	11,557,107
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.00	11/15/2035	2,500,000	2,846,843
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D1	5.00	11/1/2027	4,370,000	4,549,248
Metropolitan Transportation Authority, Revenue Bonds, Ser. B	5.25	11/15/2036	7,210,000	7,925,737
Metropolitan Transportation Authority, Revenue Bonds, Ser. D1	5.25	11/15/2044	5,000,000	5,575,063
Metropolitan Transportation Authority, Revenue Bonds, Ser. E	5.00	11/15/2043	11,760,000	12,599,402
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	10,000,000	10,024,730
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2046	2,500,000	2,870,822
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (Rochester Regional Health Obligated Group)	4.00	12/1/2046	1,000,000	1,150,913
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	4.00	7/1/2050	5,000,000	5,801,920
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	5.00	7/1/2035	800,000	976,909
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	5.00	7/1/2037	1,000,000	1,218,236
New York City, GO, Refunding, Ser. A	5.00	8/1/2031	1,735,000	1,938,382
New York City, GO, Refunding, Ser. A	5.00	8/1/2030	3,000,000	3,352,518
New York City, GO, Refunding, Ser. A	5.00	8/1/2032	2,000,000	2,233,316
New York City, GO, Refunding, Ser. A	5.00	8/1/2027	10,000,000	11,583,372
New York City, GO, Refunding, Ser. C	5.00	8/1/2034	10,885,000	12,336,265
New York City, GO, Refunding, Ser. C	5.00	8/1/2032	3,820,000	4,334,457
New York City, GO, Refunding, Ser. E	5.00	8/1/2032	13,000,000	15,468,628
New York City, GO, Ser. A1	5.00	8/1/2023	2,000,000	2,007,673

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
New York City, GO, Ser. A1	5.00	8/1/2037	5,000,000		5,921,767
New York City, GO, Ser. AA1	4.00	8/1/2037	4,000,000		4,714,195
New York City, GO, Ser. C	4.00	8/1/2039	1,000,000		1,191,295
New York City, GO, Ser. C	4.00	8/1/2037	5,000,000		5,979,367
New York City, GO, Ser. D1	4.00	3/1/2041	5,700,000		6,710,654
New York City, GO, Ser. D1	5.00	10/1/2032	5,625,000		5,646,742
New York City, GO, Ser. F1	4.00	3/1/2047	2,000,000		2,348,750
New York City, GO, Ser. F1	5.00	4/1/2035	3,500,000		4,327,484
New York City, GO, Ser. F1	5.00	4/1/2034	3,000,000		3,712,402
New York City, GO, Ser. F1	5.00	3/1/2029	690,000		730,242
New York City, GO, Ser. F1	5.00	3/1/2023	2,955,000	[c]	3,131,943
New York City Housing Development Corp., Revenue Bonds (LOC; Federal Housing Administration) Ser. F2	0.60	7/1/2025	1,500,000	[d]	1,489,874
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2026	3,440,000		3,688,294
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2030	2,000,000		2,584,626
New York City Industrial Development Agency, Revenue Bonds, Refunding (Transportation Infrastructure Properties Obligated Group) Ser. A	5.00	7/1/2028	5,000,000		5,113,232
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2031	2,500,000		3,037,097
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2045	4,000,000		4,625,470
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S1	5.00	7/15/2043	8,185,000		9,254,468

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S2	5.00	7/15/2040	5,000,000	5,756,057
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.00	7/15/2043	8,760,000	10,811,463
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	5.00	8/1/2030	11,665,000	13,032,410
New York City Transitional Finance Authority, Revenue Bonds, Ser. A2	5.00	8/1/2039	15,500,000	18,920,906
New York City Transitional Finance Authority, Revenue Bonds, Ser. A3	5.00	8/1/2040	9,545,000	11,643,987
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	4.00	11/1/2040	5,000,000	5,926,627
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	4.00	8/1/2048	5,000,000	5,926,328
New York City Transitional Finance Authority, Revenue Bonds, Ser. C3	5.00	5/1/2040	10,000,000	12,355,079
New York City Transitional Finance Authority, Revenue Bonds, Ser. D1	5.00	2/1/2033	5,210,000	5,705,825
New York City Transitional Finance Authority, Revenue Bonds, Ser. D1	5.00	2/1/2036	5,000,000	5,469,020
New York City Transitional Finance Authority, Revenue Bonds, Ser. D-S	4.00	11/1/2039	3,585,000	4,292,503
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2040	8,000,000	10,246,847
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2044	20,000,000	22,131,462
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. CC2	4.00	6/15/2041	5,500,000	6,524,615
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. HH	5.00	6/15/2039	5,000,000	5,725,757
New York City Water & Sewer System, Revenue Bonds, Ser. DD	5.00	6/15/2047	4,000,000	4,770,367
New York City Water & Sewer System, Revenue Bonds, Ser. DD1	4.00	6/15/2050	5,000,000	5,853,830
New York Convention Center Development Corp., Revenue Bonds, Refunding	5.00	11/15/2040	3,250,000	3,717,410

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
New York Convention Center Development Corp., Revenue Bonds, Ser. A	0.00	11/15/2050	18,180,000	[b]	8,244,548
New York Convention Center Development Corp., Revenue Bonds, Ser. B	0.00	11/15/2046	7,220,000	[b]	3,548,961
New York Counties Tobacco Trust I, Revenue Bonds, Ser. A	6.50	6/1/2035	170,000		170,230
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.80	9/15/2069	3,000,000		3,107,843
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	10,000,000	[e]	10,928,199
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-7 World Trade Center Project)	5.00	9/15/2040	5,000,000		5,062,515
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	5,650,000		7,993,663
New York Power Authority, Revenue Bonds, Refunding (Green Bond) Ser. A	4.00	11/15/2045	6,890,000		8,145,348
New York State Dormitory Authority, Revenue Bonds (Fordham University)	4.00	7/1/2046	1,500,000		1,737,854
New York State Dormitory Authority, Revenue Bonds (Memorial Sloan-Kettering Cancer Center) (Insured; National Public Finance Guarantee Corp.) Ser. 1	0.00	7/1/2028	18,335,000	[b]	17,368,100
New York State Dormitory Authority, Revenue Bonds (New York University) (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	7/1/2027	29,590,000		34,413,812
New York State Dormitory Authority, Revenue Bonds (Rochester Institute of Technology) Ser. A	5.00	7/1/2049	1,000,000		1,238,835
New York State Dormitory Authority, Revenue Bonds, Refunding	5.00	5/15/2029	1,000,000		1,021,735
New York State Dormitory Authority, Revenue Bonds, Refunding (Garnet Health Medical Center)	5.00	12/1/2035	1,800,000	[e]	2,140,434

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (Garnet Health Medical Center)	5.00	12/1/2040	1,200,000	[e]	1,357,617
New York State Dormitory Authority, Revenue Bonds, Refunding (Icahn School of Medicine at Mount Sinai) Ser. A	5.00	7/1/2040	2,000,000		2,284,706
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	10/1/2034	1,125,000		1,347,655
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	10/1/2036	575,000		685,868
New York State Dormitory Authority, Revenue Bonds, Refunding (Memorial Sloan-Kettering Cancer Center) Ser. 1	5.00	7/1/2042	1,000,000		1,211,657
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2050	2,000,000		2,276,589
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	5.00	8/1/2034	1,000,000		1,218,657
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	5.00	8/1/2033	2,000,000		2,441,112
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	4.00	7/1/2046	8,130,000		9,708,048
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	5.00	7/1/2045	7,000,000		7,973,972
New York State Dormitory Authority, Revenue Bonds, Refunding (St. John's University) Ser. A	4.00	7/1/2048	2,775,000		3,253,245
New York State Dormitory Authority, Revenue Bonds, Refunding (St. John's University) Ser. A	5.00	7/1/2030	1,250,000		1,503,275

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (State University of New York) Ser. B	5.00	12/1/2025	1,000,000	[c]	1,160,203
New York State Dormitory Authority, Revenue Bonds, Refunding (State University of New York) Ser. B	5.00	12/1/2025	2,450,000	[c]	2,842,497
New York State Dormitory Authority, Revenue Bonds, Refunding (State University of New York) Ser. B	5.00	12/1/2025	2,000,000	[c]	2,320,406
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School Project) Ser. A	5.00	7/1/2036	2,000,000		2,398,361
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School)	5.00	7/1/2040	5,200,000		5,936,283
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School)	5.00	7/1/2025	390,000	[c]	451,725
New York State Dormitory Authority, Revenue Bonds, Refunding (The Rockefeller University) Ser. B	5.00	7/1/2038	7,230,000		7,424,245
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2041	1,200,000		1,417,464
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2043	2,700,000		3,051,782
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2037	10,000,000		12,617,421
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	5.00	3/15/2031	3,620,000		3,987,298
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	4.00	2/15/2038	4,500,000		5,320,636
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2044	7,000,000		7,688,338
New York State Dormitory Authority, Revenue Bonds, Ser. F	5.00	2/15/2039	3,840,000		4,339,178
New York State Dormitory Authority, Revenue Bonds, Ser. G	5.25	8/15/2036	1,625,000		1,631,756

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
New York State Environmental Facilities Corp., Revenue Bonds (State Revolving Fund)	5.00	11/15/2031	6,000,000	6,675,692
New York State Environmental Facilities Corp., Revenue Bonds, Refunding (State Revolving Fund) Ser. B	5.00	8/15/2037	4,025,000	4,062,948
New York State Environmental Facilities Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/15/2041	15,000,000	17,643,192
New York State Mortgage Agency, Revenue Bonds, Ser. 223	3.50	4/1/2049	1,925,000	2,046,263
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2050	3,000,000	3,469,827
New York State Thruway Authority, Revenue Bonds, Ser. A	5.00	1/1/2041	2,500,000	2,916,564
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	5.00	3/15/2037	4,000,000	5,177,840
New York Transportation Development Corp., Revenue Bonds	4.00	10/31/2046	2,500,000	2,873,240
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	3,000,000	3,271,820
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2032	4,000,000	4,812,877
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	12,500,000	13,887,236
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	3.00	8/1/2031	2,580,000	2,810,389
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	4.00	12/1/2042	1,500,000	1,724,420
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	4.00	12/1/2040	2,500,000	2,892,706

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2032	1,550,000		1,967,136
New York Transportation Development Corp., Revenue Bonds, Refunding (Terminal One Group Association Project)	5.00	1/1/2023	2,250,000		2,352,845
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. A	4.75	11/1/2042	3,000,000	[e]	3,121,478
Oneida County Local Development Corp., Revenue Bonds (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2051	3,000,000		3,452,315
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	3,500,000		3,974,296
Onondaga Civic Development Corp., Revenue Bonds, Refunding (Syracuse University Project) Ser. A	5.00	12/1/2034	5,050,000		6,579,311
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 195th	5.00	10/1/2035	5,000,000		5,917,882
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 211th	5.00	9/1/2048	3,000,000		3,679,328
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2037	1,000,000		1,199,395
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2036	1,000,000		1,203,008
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 223	4.00	7/15/2036	1,255,000		1,503,703
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 183rd	5.00	12/15/2026	5,000,000		5,586,559
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 185th	5.00	9/1/2032	4,100,000		4,538,873
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 218	4.00	11/1/2047	5,000,000		5,775,399
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 93rd	6.13	6/1/2094	15,000,000		16,809,645

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
Suffolk County Economic Development Corp., Revenue Bonds (Catholic Health Services of Long Island Obligated Group Project) Ser. C	5.00	7/1/2031	2,370,000		2,622,226
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds, Refunding	4.00	6/1/2050	3,000,000		3,519,474
Tender Option Bond Trust Receipts (Series 2016-XM0376), (New York State Environmental Facilities Corporation, Revenue Bonds, Refunding (New York City Municipal Water Finance Authority Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	9.38	6/15/2031	5,000,000	[e,f,g]	5,352,351
Tender Option Bond Trust Receipts (Series 2016-XM0376-2), (New York State Environmental Facilities Corporation, Revenue Bonds, Refunding (New York City Municipal Water Finance Authority Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	9.38	6/15/2032	5,000,000	[e,f,g]	5,352,240
Tender Option Bond Trust Receipts (Series 2016-XM0381), (New York State Dormitory Authority, Revenue Bonds (General Purpose)) Non-recourse, Underlying Coupon Rate (%) 5.00	9.38	2/15/2035	16,000,000	[e,f,g]	16,905,231
Tender Option Bond Trust Receipts (Series 2016-XM0383), (New York City Municipal Water Finance Authority, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	9.38	6/15/2035	9,435,000	[e,f,g]	10,085,847
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2030	3,285,000		3,431,014
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C	5.00	11/15/2037	10,000,000		12,548,286
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2042	3,000,000		3,683,760
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	2,000,000		2,550,372

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C-1A	4.00	5/15/2046	2,500,000		2,984,898
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2041	15,500,000		17,996,907
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	5,000,000		5,975,441
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	4,880,000		5,443,236
Utility Debt Securitization Authority, Revenue Bonds, Refunding	5.00	12/15/2041	7,000,000		8,655,686
Utility Debt Securitization Authority, Revenue Bonds, Refunding	5.00	12/15/2035	17,000,000		19,882,952
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE	5.00	12/15/2041	5,000,000		5,443,723
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2042	450,000		504,916
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2034	200,000		225,720
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2028	280,000		318,554
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	5,000,000	[e]	5,381,547
Westchester Tobacco Asset Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2041	8,010,000		9,472,353
Western Nassau County Water Authority, Revenue Bonds (Green Bond) Ser. A	4.00	4/1/2051	1,500,000		1,769,128
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2054	465,000		536,079

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 98.8% (continued)
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2049	640,000	740,273
				975,551,949
U.S. Related - .7%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2033	6,595,000	7,205,659
Total Investments (cost $910,628,193)			99.5%	982,757,608
Cash and Receivables (Net)			0.5%	4,821,130
Net Assets			100.0%	987,578,738

a Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of November 30, 2021.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2021, these securities were valued at $60,624,944 or 6.14% of net assets.

f The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

g Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	21.7
Transportation	16.8
Water	10.8
Education	10.5
General Obligation	9.6
Development	7.1
Medical	6.2
Tobacco Settlement	4.3
Power	4.3
Utilities	3.3
Airport	1.9
Prerefunded	1.0
Nursing Homes	1.0
Multifamily Housing	.5
Housing	.3
Single Family Housing	.2
99.5

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	910,628,193	982,757,608
Cash		12,858,844
Interest receivable		12,095,667
Receivable for shares of Common Stock subscribed		288,637
Prepaid expenses		13,380
		1,008,014,136
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		518,351
Payable for floating rate notes issued—Note 4		17,715,000
Payable for investment securities purchased		1,701,222
Payable for shares of Common Stock redeemed		344,843
Interest and expense payable related to floating rate notes issued—Note 4		55,860
Directors’ fees and expenses payable		12,005
Other accrued expenses		88,117
		20,435,398
Net Assets ($)		987,578,738
Composition of Net Assets ($):
Paid-in capital		912,451,730
Total distributable earnings (loss)		75,127,008
Net Assets ($)		987,578,738

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)	65,257,254
Net Asset Value Per Share ($)	15.13

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2021 (Unaudited)

Investment Income ($):
Interest Income	15,611,854
Expenses:
Management fee—Note 3(a)	2,999,058
Shareholder servicing costs—Note 3(b)	350,048
Interest and expense related to floating rate notes issued—Note 4	74,252
Professional fees	59,253
Directors’ fees and expenses—Note 3(c)	35,329
Prospectus and shareholders’ reports	15,489
Registration fees	15,106
Loan commitment fees—Note 2	9,803
Custodian fees—Note 3(b)	8,096
Chief Compliance Officer fees—Note 3(b)	7,077
Miscellaneous	19,090
Total Expenses	3,592,601
Investment Income—Net	12,019,253
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,064,447
Net change in unrealized appreciation (depreciation) on investments	(8,737,576)
Net Realized and Unrealized Gain (Loss) on Investments	(7,673,129)
Net Increase in Net Assets Resulting from Operations	4,346,124

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations ($):
Investment income—net	12,019,253	25,509,725
Net realized gain (loss) on investments	1,064,447	2,010,426
Net change in unrealized appreciation (depreciation) on investments	(8,737,576)	28,990,963
Net Increase (Decrease) in Net Assets Resulting from Operations	4,346,124	56,511,114
Distributions ($):
Distributions to shareholders	(12,134,846)	(25,297,330)
Capital Stock Transactions ($):
Net proceeds from shares sold	26,105,818	52,824,553
Distributions reinvested	9,815,660	20,381,175
Cost of shares redeemed	(44,726,729)	(98,800,509)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(8,805,251)	(25,594,781)
Total Increase (Decrease) in Net Assets	(16,593,973)	5,619,003
Net Assets ($):
Beginning of Period	1,004,172,711	998,553,708
End of Period	987,578,738	1,004,172,711
Capital Share Transactions (Shares):
Shares sold	1,719,414	3,502,767
Shares issued for distributions reinvested	645,660	1,351,146
Shares redeemed	(2,941,591)	(6,544,928)
Net Increase (Decrease) in Shares Outstanding	(576,517)	(1,691,015)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2021		Year Ended May 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.25	14.79	14.90	14.59	14.93	15.24
Investment Operations:
Investment income—net[a]	.18	.38	.41	.43	.44	.45
Net realized and unrealized gain (loss) on investments	(.11)	.46	(.11)	.31	(.34)	(.31)
Total from Investment Operations	.07	.84	.30	.74	.10	.14
Distributions:
Dividends from investment income—net	(.19)	(.38)	(.41)	(.43)	(.44)	(.45)
Net asset value, end of period	15.13	15.25	14.79	14.90	14.59	14.93
Total Return (%)	.50[b]	5.73	1.99	5.20	.66	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72[c]	.73	.75	.78	.74	.73
Ratio of net expenses to average net assets	.72[c]	.73	.74	.78	.74	.73
Ratio of interest and expense related to floating rate notes issued to average net assets	.01[c]	.02	.05	.07	.04	.03
Ratio of net investment income to average net assets	2.40[c]	2.53	2.72	3.00	2.97	3.04
Portfolio Turnover Rate	6.10[b]	7.44	13.75	10.22	10.37	14.30
Net Assets, end of period ($ x 1,000)	987,579	1,004,173	998,554	1,060,198	1,079,323	1,136,975

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon New York Tax Exempt Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Insight North America LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Municipal Securities	-	982,757,608	-	982,757,608
Liabilities ($)
Other Financial Instruments:
Floating Rate Notes††	-	(17,715,000)	-	(17,715,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2021 was as follows: tax exempt income $25,296,861 and ordinary income $469. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses of the fund (excluding taxes, interest expense, brokerage commissions and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Adviser or the Adviser will bear, such excess expense. During the period ended November 30, 2021, there was no expense reimbursement pursuant to the Agreement.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .288% of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing certain services. These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

shareholder accounts. During the period ended November 30, 2021, the fund was charged $218,599 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $73,171 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $8,096 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2021, the fund was charged $5,370 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2021, the fund was charged $7,077 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $486,401, custodian fees of $5,520, Chief Compliance Officer fees of $5,897 and transfer agency fees of $20,533.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2021, amounted to $59,953,804 and $70,530,361, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2021 was approximately $17,715,000, with a related weighted average annualized interest rate of .84%.

At November 30, 2021, accumulated net unrealized appreciation on investments was $72,129,415, consisting of $72,785,536 gross unrealized appreciation and $656,121 gross unrealized depreciation.

At November 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 1-2, 2021, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Insight North America LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s shares with the performance of a group of retail no-load New York municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional New York municipal debt funds (the “Performance Universe”), all for various periods ended September 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all retail

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

no-load New York municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group median for eight of the ten one-year periods ended September 30th and was at or above the Performance Universe median for all ten of the one-year periods ended September 30th. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods when yield performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four-star rating for the three-, five- and ten-year periods and a four-star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the one fund advised or administered by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Subadviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Subadviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through until the second quarter 2021 regular Board meeting, at which time the Board would consider renewal of the Agreements for the remainder of their terms.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements until the second quarter 2022 regular Board meeting, at which time the Board would consider renewal of the Agreements for the remainder of their terms.

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For More Information

BNY Mellon New York Tax Exempt Bond Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America, LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	DRNYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0980SA1121

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon New York Tax Exempt Bond Fund, Inc.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: January 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: January 21, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: January 21, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)